Exhibit 10.1

ASSIGNMENT AND ASSUMPTION OF REGISTRATION RIGHTS AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of February 26, 2025, by and between West Affum Holdings, L.P., a Cayman Islands exempted limited partnership (“Assignor”) and Kestra Medical Technologies, Ltd., a limited company organized under the laws of Bermuda (“Assignee”). Each such entity is referred to herein as a “Party” and, collectively, are referred to as the “Parties.” Capitalized terms used but not defined herein have the respective meaning given to them in the Registration Rights Agreement (as defined below).

WHEREAS, Assignor is a party under that certain Second Amended and Restated Registration Rights Agreement, dated as of July 15, 2024, attached hereto as Exhibit A (the “Registration Rights Agreement”); and

WHEREAS, in connection with the initial Public Offering of the Assignee, Assignor desires to assign, and Assignee is willing to assume, all of Assignor’s rights, duties, liabilities and obligations under the Registration Rights Agreement, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Assignment and Assumption. Subject to the terms hereof, the Assignor hereby assigns, transfers and conveys to Assignee all of its rights, duties, liabilities and obligations under the Registration Rights Agreement, and Assignee hereby accepts such assignment from the Assignor, assumes all of such rights, duties, liabilities and obligations and agrees to be bound by all of the terms, conditions and provisions of the Registration Rights Agreement.

2. Effectiveness. This Agreement shall be effective upon the initial closing of the sale of shares of the Assignee in the initial Public Offering of the Assignee (the “Effective Time”). For the avoidance of doubt, from and after the Effective Time, all references to (i) the “Partnership” and the “Corporation” in the Registration Rights Agreement shall mean the Assignee and (ii) “Common Stock” shall mean Common Shares, par value $1.00 per share, of the Assignee, unless, in each case, the context otherwise requires.

3. Miscellaneous.

(a) Governing Law; Jurisdiction; Severability. The terms and conditions set forth in Sections 12(f) (Severability), (j) (Governing Law), (k) (Jurisdiction; Venue; Service of Process) and (l) (Mutual Waiver of Jury Trial) of the Registration Rights Agreement shall be applied, mutatis mutandis, to this Agreement.

(b) Further Assurances. From time to time following the execution and delivery of this Agreement, the Parties shall execute and deliver such other instruments of assignment, transfer and delivery and shall take such other actions as any other Party hereto reasonably may request in order to consummate, complete and carry out the transactions contemplated by this Agreement.

(c) Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Parties and their respective successors, heirs and permitted assigns. No Party shall assign any of its rights or obligations under this Agreement without the prior written consent of the other Party.

(d) Counterparts. This Agreement may be executed in two or more counterparts (delivery of which may be by facsimile or via email as a portable document format (.pdf)), each of which will be deemed an original and all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement to be effective as of the date first written above.

ASSIGNOR:

WEST AFFUM HOLDINGS, L.P., a Cayman Islands

exempted limited partnership by its general partner

WEST AFFUM GP LTD. a Cayman Islands exempted limited company.

By:	/s/ Brian Webster
Name:	Brian Webster
(Print)
Title:	Director

ASSIGNEE:

KESTRA MEDICAL TECHNOLOGIES, LTD.

By:	/s/ Brian Webster
Name:	Brian Webster
(Print)
Title:	President and Chief Executive Officer

Signature Page to Assignment and Assumption of Registration Rights Agreement

Exhibit A

Second Amended and Restated Registration Rights Agreement, dated as of July 15, 2024

EXECUTION VERSION

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 15, 2024, by and among (a) West Affum Holdings, L.P., a Cayman Islands exempted limited partnership (the “Partnership”), (b) Bain Charger Holdings, L.P., a Cayman Islands exempted limited partnership (the “Bain Investor”), Endeavour Medtech Growth II LP, Endeavour Medtech Growth II Parallel LP and the other Securityholders party to the Existing Registration Rights Agreement (as defined below) (collectively, the “Existing Securityholders”), any other Sponsor Fund that at any time executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement and any other Person designated by the Partnership from time to time as an “Investor” under this Agreement by joinder or otherwise (each, an “Investor” and collectively, the “Investors”), (c) each of the Persons designated by the Partnership from time to time as a “Service Provider” under this Agreement and any other employee or service provider of the Partnership or its Subsidiaries who, at any time, acquires securities of the Partnership in accordance with Section 9 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, a “Service Provider” and collectively, the “Service Providers”), and (d) each of the other Persons designated by the Partnership from time to time as an “Other Securityholder” under this Agreement who, at any time, acquires securities of the Partnership in accordance with Section 9 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (the “Other Securityholders”). The Investors, the Service Providers and the Other Securityholders are collectively referred to herein as the “Securityholders.” Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 10 hereof; provided that if any term is not defined herein, then such term shall have the meaning assigned to it in the Partnership Agreement.

WHEREAS, the Partnership and the Existing Securityholders previously entered into that certain Amended and Restated Registration Rights Agreement, dated as of June 30, 2022 (the “Existing Registration Rights Agreement”);

WHEREAS, the Partnership and the undersigned Securityholders desire to amend and restate the Existing Registration Rights Agreement in its entirety in connection with the Partnership’s issuance of equity interests in the Partnership to certain new Investors; and

WHEREAS, the amendment and restatement of the Existing Registration Rights Agreement has been approved by (i) the General Partner and (ii) the undersigned Securityholders, which represent the holders of a majority of the Investor Registrable Securities (as defined below) required to amend the Existing Registration Rights Agreement pursuant to Section 11(c)(i) thereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Effectiveness. This Agreement shall become effective upon the execution thereof (the “Effective Date”).

2. Demand Registrations.

(a) Requests for Registration. The Securityholders contemplate the organization of a corporation and reorganization or recapitalization of the Partnership pursuant to Section 12.1 of the Partnership Agreement. The corporate successor to the Partnership shall be referred to herein as the “Corporation.” At any time following the Effective Date and from time to time thereafter and subject to the written consent of the Bain Investor, holders of Investor Registrable Securities may request from the Corporation registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”), or, if available, on Form S-3 or any similar short-form registration statement (“Short-Form Registrations”), if available (any such requested registration, a “Demand Registration”). Such holders may request that any Demand Registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and (if the Corporation is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) at the time any such request is submitted to the Corporation or will become one by the time of the filing of such Shelf Registration) that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Each request for a Demand Registration shall specify the approximate number or dollar value of Registrable Securities requested to be registered and (if known) the intended method or methods of disposition thereof. Within 10 days after receipt of any such request, the Corporation shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 2(d), shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 10 days after the receipt of the Corporation’s notice; provided that, with the consent of or at the written request of the Bain Investor, the Corporation may instead provide notice of the Demand Registration to all other holders of Registrable Securities within three Business Days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement and all other holders of Registrable Securities shall provide to the Corporation written requests for inclusion therein within 10 days after the receipt of the Corporation’s notice.

(b) Investor Long-Form Registrations. The holders of Investor Registrable Securities shall be entitled to request pursuant to Section 2(a), subject to the written consent of the Bain Investor, unlimited Long-Form Registrations in which the Corporation shall pay all Registration Expenses, whether or not any such registration is consummated. All Long-Form Registrations shall be underwritten registrations.

(c) Investor Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), the holders of Investor Registrable Securities shall be entitled to request pursuant to Section 2(a), subject to the written consent of the Bain Investor, unlimited Short-Form Registrations in which the Corporation shall pay all Registration Expenses, whether or not any such registration is consummated. Demand Registrations shall be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. After the Corporation has become subject to the reporting requirements of the Securities Act, the

Corporation shall use reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If the Corporation, pursuant to the request of the holders of the Investor Registrable Securities and with the consent of the Bain Investor, is qualified to and has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the “Required Registration”), then the Corporation shall use reasonable best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and, once effective, the Corporation shall cause such Required Registration to remain effective for a period ending on the earlier of (i) the date on which all Investor Registrable Securities included in such registration have been sold pursuant to the Required Registration and (ii) the date as of which the holder(s) of the Investor Registrable Securities included in such registration (assuming such holder(s) are affiliates of the Corporation) are able to sell all of the Investor Registrable Securities included in such registration within a single 90 day period in compliance with Rule 144 (or any similar rule then in force) under the Securities Act.

(d) Priority on Demand Registrations. The Corporation shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the Bain Investor. If a Demand Registration or a Shelf Offering (as defined below) is an underwritten offering and the managing underwriters advise the Corporation in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the Bain Investor, then the Corporation shall include in such registration or offering, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

(e) Restrictions on Long-Form Registrations.

(i) The Corporation shall not be obligated to effect any Long-Form Registration within 90 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3 and in which there was no reduction in the number of Registrable Securities requested to be included. The Corporation may postpone for up to 90 days (or with the written consent of the Bain Investor, a longer period) the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registration Securities) if (A) the Corporation and the Bain Investor agree in good faith that such Demand Registration or Shelf Offering would reasonably be expected to have a material adverse effect on any proposal or plan by the Corporation or any of its Subsidiaries to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, reorganization, recapitalization, financing or similar transaction and (B) upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and either (x) the Corporation has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Corporation or the Corporation’s ability to consummate such transaction or (z) such transaction renders the Corporation unable to comply with the requirements of the Securities and Exchange Commission, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post effective basis, as applicable; provided that, in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and the Corporation shall pay all Registration Expenses in connection with such registration. The Corporation may delay a Demand Registration hereunder only once in any 12-month period, unless additional delays or suspensions are approved by the Bain Investor.

(ii) In the case of an event that causes the Corporation to suspend the use of a Shelf Registration Statement as set forth in Section 2(e)(i) above or pursuant to Section 5(e) (a “Suspension Event”), the Corporation will give a notice to the holders whose Registrable Securities are registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice must state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. Each holder agrees not to effect any sales of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Corporation and prior to receipt of an End of Suspension Notice. A holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Corporation, which End of Suspension Notice will be given by the Corporation to the holders promptly following the conclusion of any Suspension Event (and in any event during the permitted Suspension Period).

(f) Selection of Underwriters. The Bain Investor shall have the right to select the investment banker(s) and manager(s) to administer any underwritten offering in connection with any Demand Registration or Shelf Offering, if participating in such Demand Registration or Shelf Offering; provided that the selection of the investment banker(s) and manager(s) by the applicable Investors in any Demand Registration or Shelf Offering in which the Bain Investor is not participating shall be subject to the consent of the Corporation and the Bain Investor (with such consent not to be unreasonably withheld or delayed).

(g) Other Registration Rights. Except as provided in this Agreement, the Corporation shall not grant to any Persons the right to request the Corporation or any Subsidiary to register any equity securities of the Corporation or any Subsidiary, or any securities, options, or rights convertible or exchangeable into or exercisable for such equity securities, without the prior written consent of the Bain Investor.

(h) Obligations of Holders of Registrable Securities. Subject to the Corporation’s obligations under Section 5(e), each holder of Registrable Securities shall cease using any prospectus after receipt of written notice from the Corporation of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or is otherwise not legally available to support sales of Registrable Securities.

(i) Shelf Registrations.

(i) For so long as a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is and remains effective, the holders of Investor Registrable Securities will have the right, subject to the written consent of the Bain Investor, at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities pursuant to such registration statement (“Shelf Registrable Securities”). Subject to the immediately preceding sentence, if the applicable holders of Investor Registrable Securities desire to sell Registrable Securities pursuant to an underwritten offering, then such holders may deliver to the Corporation a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that such holders desire to sell pursuant to such underwritten offering (the “Shelf Offering”). As promptly as practicable, but in no event later than two Business Days after receipt of a Shelf Offering Notice, the Corporation will give written notice of such Shelf Offering Notice to all other holders of Shelf Registrable Securities that have been identified as selling shareholders in such Shelf Registration Statement and are otherwise permitted to sell in such Shelf Offering, which such notice shall request that each such holder specify, within two Business Days after the Corporation’s receipt of the Shelf Offering Notice, the maximum number of Shelf Registrable Securities such holder desires to be disposed of in such Shelf Offering. The Corporation, subject to Section 2(d) and Section 8(a), will include in such Shelf Offering all Shelf Registrable Securities with respect to which the Corporation has received timely written requests for inclusion. The Corporation will, as expeditiously as possible (and in any event within 14 days after the receipt of a Shelf Offering Notice), but subject to Section 2(d), use its best efforts to consummate such Shelf Offering.

(ii) Subject to the written consent of the Bain Investor, if one or more holders of Investor Registrable Securities desire to engage in an underwritten block trade or bought deal pursuant to a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement) (each, an “Underwritten Block Trade”), then notwithstanding the time periods set forth in Section 2(i)(i), such holders may notify the Corporation of the Underwritten Block Trade not less than two Business Days prior to the day such offering is first anticipated to commence. If requested by such holders, the Corporation will promptly notify other holders of such Underwritten Block Trade and such notified holders (each, a “Potential Participant”) may elect whether or not to participate no later than the next Business Day (i.e. one Business Day prior to the day such offering is to commence) (unless a longer period is agreed to by such holders), and the Corporation will as expeditiously as possible use its best efforts to facilitate such Underwritten Block Trade (which may close as early as two Business Days after the date it commences); provided further that, notwithstanding the provisions of Section 2(i)(i), no holder (other than the Bain Investor) will be permitted to participate in an Underwritten Block Trade without the written consent of the Bain Investor. Any Potential Participant’s request to participate in an Underwritten Block Trade shall be binding on the Potential Participant.

(iii) All determinations as to whether to complete any Shelf Offering and as to the timing, manner, price and other terms of any Shelf Offering contemplated by this Section 2(i) shall be subject to the approval of the Bain Investor, if participating in such Shelf Offering, and the Corporation shall use its best efforts to cause such Shelf Offering to occur in accordance with such determinations as promptly as practicable.

(iv) The Corporation will, at the request of any holders of Investor Registrable Securities included in any Shelf Offering, subject to the written consent of the Bain Investor, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such holders to effect such Shelf Offering.

(v) If the Corporation files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the holders of Registrable Securities, and none of the holders of Investor Registrable Securities request that their Registrable Securities be included in such Shelf Registration Statement, the Corporation agrees that, at the request of such holders, it will include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that such holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment. If the Corporation has filed any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the holders of Registrable Securities, the Corporation shall, at the request of any holders of Investor Registrable Securities, subject to the written consent of the Bain Investor, file any post-effective amendments necessary to include therein all disclosure and language necessary to ensure that the holders of Registrable Securities may be added to such Shelf Registration Statement.

(j) Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Offering Notice, the holders of Investor Registrable Securities who initiated such Demand Registration or Shelf Offering may revoke or withdraw such notice of a Demand Registration or Shelf Offering Notice on behalf of all holders participating in such Demand Registration or Shelf Offering without liability to such holders (including, for the avoidance of doubt, the other holders of Investor Registrable Securities participating in such Demand Registration or Shelf Offering), in each case by providing written notice to the Corporation.

(k) Confidentiality. Each holder agrees to treat as confidential the receipt of any notice hereunder (including notice of a Demand Registration, a Shelf Offering Notice and a Suspension Notice) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Corporation until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such holder in breach of the terms of this Agreement).

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Corporation proposes to register any of its equity securities (including any proposed registration of the Corporation’s equity securities by any third party) under the Securities Act (other than (i) pursuant to a Demand Registration, which is addressed by Section 2, (ii) in connection with an initial Public Offering of the Corporation’s equity securities or (iii) in connection with registrations on Form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (each, a “Piggyback Registration”), the Corporation shall give prompt written notice (and in any event within three Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 20 days after the receipt of the Corporation’s notice. Any Investor may withdraw its request for inclusion at any time prior to executing the underwriting agreement, or if none, prior to the applicable registration statement becoming effective.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Corporation in all Piggyback Registrations as provided in Section 6, whether or not any such registration is consummated.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Corporation, then the Corporation shall include in such registration, (i) first, the securities the Corporation proposes to sell that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, (ii) second, the Registrable Securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any), pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and (iii) third, the other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any).

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities other than holders of Registrable Securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 2 rather than this Section 3(d)), and the managing underwriters advise the Corporation in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, then the Corporation shall include in such registration, (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, in each case that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any), pro rata among the holders of such securities and the holders of such Registrable Securities on the basis of the number of shares of Common Stock owned by each such holder, and (ii) second, the other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any).

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering must be approved by the Bain Investor, if participating in the Piggyback Registration, and if not, by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

(f) Other Registrations. If the Corporation has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then, unless such previous registration is a Required Registration, the Corporation shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

4. Lockup Agreements; Transfers.

(a) Prohibited Actions during Holdback Period. Each holder of Registrable Securities agrees that in connection with any Public Sale or any Demand Registration, Shelf Offering or Piggyback Registration, in each case that is an underwritten public offering of the Corporation’s equity securities, he, she or it shall not (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Corporation (including equity securities of the Corporation that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, “Securities”), or any securities, options, or rights convertible into or exchangeable or exercisable for Securities (collectively, “Other Securities”), (ii) enter into a transaction which would have the same effect as any action described in clause (i) of this Section 4(a), (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities, Other Securities, in cash or otherwise, or (iv) publicly disclose the intention to enter into any transaction described in clauses (i), (ii) or (iii) of this Section 4(a), from the date on which the Corporation gives notice to the holders of Registrable Securities that a preliminary prospectus has been circulated for such underwritten public offering through such period as is mutually agreed between the Company, the Bain Investor and the underwriters of such underwritten public offering (each such period referred to herein as a “Holdback Period”); provided, however, that such Holdback Period shall not exceed 180 days following the completion of the Corporation’s initial Public Offering or 90 days in the case of any other Public Sale or any Demand Registration, Shelf Offering or Piggyback Registration. The Corporation may impose stop-transfer instructions with respect to its Securities and Other Securities that are subject to the foregoing restriction until the end of such Holdback Period.

(b) Lockup Agreements. In connection with any underwritten public offering of the Corporation’s equity securities, each holder of Registrable Securities agrees to enter into any holdback, lockup or similar agreement requested by the underwriters managing such underwritten public offering that the Bain Investor agrees to enter into. Any such holdback, lockup or similar agreement entered into with the underwriters managing such underwritten public offering shall supersede the provisions of Section 4(a).

(c) Limitation on Public Sales and Distributions. The Corporation (i) shall not effect any Public Sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such equity securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree and, (ii) to the extent not inconsistent with applicable law, except as otherwise permitted by the Bain Investor, shall cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

(d) Permitted Transfer. Notwithstanding anything to the contrary herein, except in the case of (i) a Transfer to the Corporation, (ii) a Transfer by the Bain Investor to its partners in connection with a pro rata in-kind distribution thereto, (iii) a Public Sale or sales pursuant to Rule 144 permitted hereunder or (iv) a Transfer in connection with an Approved Sale (as defined in the Securityholders Agreement) (each of clauses (i) through (iv), a “Permitted Transfer”), prior to Transferring any Registrable Securities to any Person (including by operation of law), the Securityholder making such Transfer shall cause the prospective Transferee to execute and deliver to the Corporation a counterpart of this Agreement thereby agreeing to be bound by the terms hereof. Any Transfer or attempted Transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Corporation shall not record such Transfer on its books or treat any purported Transferee of such securities as the owner of such securities for any purpose. Other than in the case of a Permitted Transfer, whether or not any such Transferee has executed a counterpart hereto, such Transferee shall be subject to the obligations of the Transferor hereunder. The provisions of this Section 4(d) shall terminate upon a Sale of the Partnership.

(e) In-Kind Distributions. If any Investor (and/or any of its Affiliates) seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its respective direct or indirect equityholders, the Corporation will, subject to any applicable lock-ups, reasonably cooperate with and assist such Investor, such equityholders and the Corporation’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Investor (including the delivery of instruction letters by the Corporation or its counsel to the Corporation’s transfer agent, the delivery of customary legal opinions by counsel to the Corporation and the delivery of shares of Common Stock without restrictive legends, to the extent no longer applicable).

(f) Registerable Securities Transactions. If requested by any holder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), the Corporation agrees to provide such holder with customary and reasonable assistance to facilitate such transaction, including, without limitation, (i) such action as such holder may reasonably request from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in customary form.

5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Corporation shall use reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation shall as expeditiously as possible:

(a) prepare and, within 60 days after the end of the period within which requests for registration may be given to the Corporation, file with (or submit confidentially to) the Securities and Exchange Commission a registration statement with respect to such Registrable Securities, make all required filings with the Financial Industry Regulatory Authority, Inc. (“FINRA”), and use reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter, in each case in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder; provided that, before filing (or confidentially submitting) a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed or submitted, which documents shall be subject to the review and comment of such counsel;

(b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish, without charge, to each seller of Registrable Securities and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (the Corporation hereby consenting to the use in accordance with all applicable laws of each such registration statement, each such amendment and supplement thereto, and each such prospectus (or preliminary prospectus or supplement thereto) or Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(d) use reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities (provided that the Corporation shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) promptly notify in writing each seller of such Registrable Securities, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (A) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (B) is otherwise not legally available to support sales of Registrable Securities, and, at the request of the holders of a majority of the Investor Registrable Securities covered by such registration statement, the Corporation shall promptly prepare and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made and (iv) if at any time the representations and warranties of the Corporation in any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct;

(f) (i) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Corporation, including without limitation all corporate governance requirements;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including participation in “road shows,” investor presentations, and marketing events and effecting a share or unit split or a combination of shares or units);

(i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition or sale pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating seller or underwriter, use reasonable best efforts to cause such officers or directors to participate in presentations to prospective purchasers;

(j) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Corporation’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Corporation shall notify in writing each holder of Registrable Securities of such order and use reasonable best efforts promptly to obtain the withdrawal of such order;

(l) use reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(m) take all reasonable actions to ensure that any Free Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) obtain one or more “cold comfort” letters, including any updates thereof, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), from the Corporation’s independent public accountants in customary form and covering such matters of the type customarily covered by such letters as the holders of a majority of the Investor Registrable Securities being sold in such registered offering reasonably request;

(o) provide a legal opinion of the Corporation’s outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(p) reasonably cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA and, to the extent required by the rules and regulations of FINRA, retain a “qualified independent underwriter” within the meaning of the rules of FINRA acceptable to the managing underwriter participating in the disposition of such Registrable Securities;

(q) permit any holder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Corporation, to participate in the preparation of such registration or comparable statement and to allow such holder to provide language for insertion therein, in form and substance satisfactory to the Corporation, which in the reasonable judgment of such holder and its counsel should be included;

(r) cooperate with the holders covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (or arrange for book entry transfer of securities in the case of uncertificated securities), and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request at least two Business Days prior to any proposed sale of Registrable Securities to the underwriters;

(s) if requested by any managing underwriter, include in any prospectus or prospectus supplement updated financial or business information for the Corporation’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(t) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Corporation, the Corporation will take such action as is necessary to make any such prohibition inapplicable;

(u) if the Corporation files an Automatic Shelf Registration Statement covering any Registrable Securities, use its best efforts to remain a well-known seasoned issuer (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(v) if the Corporation does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(w) if the Automatic Shelf Registration Statement has been outstanding for at least three years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Corporation is required to re-evaluate its well-known seasoned issuer status the Corporation determines that it is not a well-known seasoned issuer, use its best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective;

(x) if requested by any Investor, cooperate with such Investor and with the managing underwriter or agent, if any, on reasonable notice to facilitate any Charitable Gifting Event and to prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the underwritten offering if it so elects; and

(y) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

6. Registration Expenses.

(a) Registration Expenses Generally. Subject to Section 6(b), all expenses incident to the Corporation’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Corporation, and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a “qualified independent underwriter” within the meaning of the FINRA rules (in each case, excluding discounts and commissions), and other Persons retained by the Corporation or by holders of Investor Registrable Securities or their affiliates on behalf of the Corporation (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Corporation shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed.

(b) Reimbursement of Fees of Counsel. In connection with each Demand Registration, each Shelf Offering and each Piggyback Registration, the Corporation shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities included in such registration.

(c) Other Registration Expenses. To the extent Registration Expenses are not required to be paid by the Corporation, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

7. Indemnification.

(a) Indemnification of Holders of Registrable Securities and Underwriters. The Corporation agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, advisors, agents, and employees, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorney’s fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, “Losses”) caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, each, an “application”) executed by or on behalf of the Corporation or based upon written information furnished by or on behalf of the Corporation filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Corporation of any rule or regulation promulgated pursuant to any federal, state or common law rule or regulation including the Securities Act, applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration hereunder, and the Corporation will reimburse such holder and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the Corporation shall not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or in any application, in each case, made in reliance upon, and in conformity with, written information prepared and furnished in writing to the Corporation by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities or as otherwise agreed to in the underwriting agreement executed in connection with such underwritten offering.

(b) Provision of Information; Indemnity of holders of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Corporation, and their respective officers, directors, agents, and employees, and each other Person who controls the Corporation (within the meaning of the Securities Act) against any Losses caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information prepared and furnished to the Corporation by such holder expressly for use therein, and such holder will reimburse the Corporation and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claims. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, then the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) Additional Indemnification Rights. The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.

(e) Contribution. If the indemnification provided for in this Section 7 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any Losses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Corporation on the one hand and the sellers of

Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) of this Section 7(e) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) of this Section 7(e) but also the relative benefit of the Corporation on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Corporation bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Corporation on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue statement or alleged omission to state a material fact relates to information supplied by the Corporation or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(f) Contribution Limits. The Corporation and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7(e). The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 7(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no seller of Registrable Securities shall be required to contribute pursuant to this Section 7 any amount in excess of the sum of (i) any amounts paid pursuant to Section 7(b) and (ii) the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(g) To the extent that any of holder of Registrable Securities is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any Securities and Exchange Commission comments or policies or any court of law or otherwise, the Corporation agrees that the indemnification and contribution provisions contained in this Section 7 shall be applicable to the benefit of such holder of Registrable Securities in its role as deemed underwriter in addition to its capacity as a holder of Registrable Securities (so long as the amount for which any other holder of Registrable Securities is or becomes responsible does not exceed the amount for which such holder of Registrable Securities would be responsible if the holder of Registrable Securities were not deemed to be an underwriter of Registrable Securities).

8. Participation in Underwritten Registrations.

(a) Cooperation with Underwriting Arrangements. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Corporation to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Corporation or the underwriters with respect thereto, except as otherwise provided in Section 7.

(b) Supplements or Amendments to Prospectus. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(e), such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(e). In the event the Corporation shall give any such notice, the applicable time period mentioned in Section 5(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(e).

9. Additional Securityholders. In connection with the issuance of any additional equity securities of the Corporation, the Corporation, with the written consent of the Bain Investor, may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a holder of any particular category of Registrable Securities under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be a holder of such category of Registrable Securities and party to this Agreement.

10. Definitions.

(a) “Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

(b) “Charitable Gifting Event” means any transfer by an Investor, or any subsequent transfer by such holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization on the date of, but prior to, the execution of the underwriting agreement entered into in connection with any underwritten offering.

(c) “Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

(d) “Common Stock” means, collectively, (a) following the organization of a corporation and reorganization or recapitalization of the Partnership into such corporation as provided in Section 12.1 of the Partnership Agreement, the common equity securities of such corporation and any other class or series of authorized capital stock of such corporation that is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of such corporation, and (b) any common stock of a Subsidiary of either the Partnership or such corporation distributed by the Partnership or such corporation to its partners, unitholders or shareholders, as applicable.

(e) “Company Equity Securities” means (a) Common Stock or other interests in the Corporation or a successor (including other classes or groups thereof having such relative rights, powers preferences and duties as may from time to time be established by the board of directors of the Corporation, including rights, powers, preferences or duties senior to existing classes and groups of Common Stock and other interests in the Corporation), (b) obligations, evidences of indebtedness, or other securities or interests convertible or exchangeable into Common Stock or other interests in the Corporation or a successor and (c) warrants, options, or other rights to purchase or otherwise acquire Common Stock or other interests in the Corporation or a successor.

(f) “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(g) “Group of Holders of Registrable Securities” means, separately, each of (i) the Investors, (ii) the Service Providers and (iii) the Other Securityholders.

(h) “Investor Registrable Securities” means (i) any Common Stock issued or distributed in respect of Units of the Partnership issued to or held by the Investors and (ii) common equity securities of the Corporation or a Subsidiary of either the Partnership or the Corporation issued or issuable with respect to the securities referred to in clause (i) of this definition by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

(i) “Other Registrable Securities” means (i) any Common Stock issued or distributed in respect of Units of the Partnership issued to or held by the Other Securityholders and (ii) common equity securities of the Corporation or a Subsidiary of either the Partnership or the Corporation issued or issuable with respect to the securities referred to in clause (i) of this definition by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization; provided that none of the following shall constitute Other Registrable Securities or Registrable Securities for any purpose hereunder: (w) shares of Common Stock or other common equity securities issuable upon the exercise of options (or similar equity-like incentive shares or units) which have not vested or are otherwise not exercisable, (x) shares of Common Stock or other common equity securities issuable upon the exercise of vested options (or similar equity-like incentive shares or units) whose per share or per unit exercise price is more than the price to be paid for such share or unit in such offering, (y) shares of Common Stock or other common equity securities whose per share or per unit participation threshold is more than the price to be paid for such share or unit in such offering, and (z) shares of Common Stock or other common equity securities that are subject to vesting (including if subject to possible repurchase by the Partnership or the Corporation at less than fair market value).

(j) “Partnership Agreement” means that certain Fourth Amended and Restated Limited Liability Partnership Agreement of the Partnership, dated as of July 15, 2024, as amended or modified from time to time in accordance with its terms.

(k) “Public Offering” means the sale in an underwritten public offering registered under the Securities Act of the equity securities of the Corporation (or any successor thereto) approved by the Corporation’s board of managers or board of directors, as the case may be.

(l) “Public Sale” means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act.

(m) “Registrable Securities” means the Investor Registrable Securities, the Service Provider Registrable Securities and the Other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) have been distributed to the direct or indirect partners or members of any Investor, (iii) have been effectively registered under a registration statement including a registration statement on Form S-8 (or any successor form) or (iv) have been repurchased by the Corporation. In addition, all Registrable Securities held by any Person (other than the Bain Investor) shall cease to be Registrable Securities when all such Registrable Securities become eligible to be sold to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force) during a single 90-day period. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; provided that this sentence shall not apply to shares of the common equity securities of the Corporation issuable upon the exercise of unvested options originally issued to employees or former employees of the Partnership, the Corporation or their Subsidiaries.

(n) “Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(o) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(p) “Service Provider Registrable Securities” means, (i) any shares of Common Stock issued or distributed in respect of Units of the Partnership issued to or held by the Service Providers and (ii) common equity securities of the Corporation or a Subsidiary of either the Partnership or the Corporation issued or issuable with respect to the securities referred to in clause (i) of this definition by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization; provided that none of the following shall constitute Service Provider Registrable Securities or Registrable Securities for any purpose hereunder: (w) shares of Common Stock or other common equity securities issuable upon the exercise of employee options (or similar equity-like incentive shares or units) which have not vested or are otherwise not exercisable, (x) shares of Common Stock or other common equity securities issuable upon the exercise of vested employee options (or similar equity-like incentive shares or units) whose per share or per unit exercise price is more than the price to be paid for such share or unit in such offering, (y) shares of Common Stock or other common equity securities whose per share or per unit participation threshold is more than the price to be paid for such share or unit in such offering, and (z) shares of Common Stock or other common equity securities that are subject to vesting (including if subject to possible repurchase by the Partnership or the Corporation at less than fair market value).

(q) “Sponsor Fund” means any existing or subsequently formed investment fund formed, operated or managed, directly or indirectly, by the Bain Investor or any of its Affiliates and any parallel fund, executive fund or alternative investment vehicle of any such investment fund.

(r) “Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (including by operation of law and whether with or without consideration) or the acts thereof, but explicitly excluding conversions or, to the extent the Corporation is party thereto, exchanges of one class of Company Equity Security to or for another class of Company Equity Security. The terms “Transferee,” “Transferred,” and other forms of the word “Transfer” shall have correlative meanings.

11. Termination and Effect of Termination. This Agreement shall terminate upon the date on which no Securityholder holds any Registrable Securities; except for the provisions of Section 7, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 7 hereof shall retain such indemnification rights with respect to any matter that (a) may be an indemnified liability thereunder and (b) occurred prior to such termination.

12. Miscellaneous.

(a) No Inconsistent Agreements; Entire Agreement. Neither the Partnership nor the Corporation will hereafter enter into any agreement with respect to its equity securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties hereto, written or oral, that may have related to the subject matter hereof in any way.

(b) Remedies. Each of the parties to this Agreement shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any law. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(c) Amendments.

(i) Subject to Sections 12(c)(ii) and 12(c)(iii), any provision of this Agreement may be amended or modified if, but only if, such amendment or modification is in writing and is approved in writing by (A) the board of directors of the Corporation and the holders of a majority of the Investor Registrable Securities or (B) prior to the organization of a corporation or a reorganization or recapitalization of the Partnership pursuant to Article XII of the Partnership Agreement, the General Partner and the holders of a majority of the Investor Registrable Securities.

(ii) Notwithstanding Section 12(c)(i) but subject to Section 12(c)(iii), if an amendment or modification of this Agreement:

(A) would alter or change the special rights hereunder of a holder of Registrable Securities or Group of Holders of Registrable Securities specifically granted such special rights by the legal name (for example, “XYZ, Inc.” as opposed to a holder of a certain class of Securityholder Securities) of such holder(s) of Registrable Securities, such amendment or modification shall not be effective against such holder of Registrable Securities or Group of Holders of Registrable Securities (as the case may be) without the prior written consent of such holder of Registrable Securities or, in the case of a Group of Holders of Registrable Securities, the holders of at least a majority of Registrable Securities held by such Group of Holders of Registrable Securities; or

(B) would alter or change the powers, preferences or special rights hereunder of the holders of a class of Registrable Securities (holders of any such class, the “Subject Securityholders”) so as to treat them in a way that is materially and adversely different than the holders of any other class of Registrable Securities, such amendment or modification shall not be effective against the Subject Securityholders without the prior written consent of the holders of at least a majority of such class of Registrable Securities held by the Subject Securityholders.

(iii) The provisions of Sections 12(c)(i) and 12(c)(ii) shall not apply to any amendments or modifications otherwise expressly permitted by this Agreement including any required to add a party hereto pursuant to Section 9.

(d) Notwithstanding anything herein to the contrary, the only right that any Securityholder shall have with respect to any amendment made in connection with the creation, authorization or issuance of a new Registrable Security shall be the right, if any, of such Securityholder to purchase such new Registrable Security in accordance with Section 9 hereof. Accordingly, any amendment in connection with the issuance of a class of new Registrable Securities (including the creation, authorization or issuance of a class of new new Registrable Securities that is senior, pari passu or junior to any Registrable Security existing prior to such amendment or modification) shall be permitted hereunder.

(e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit and detriment of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit or detriment of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, and for the detriment of, and enforceable against, any subsequent holder of Registrable Securities.

(f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

(g) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(h) Waiver of Breach. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition. The waiver by any party of a breach of any covenant, duty, agreement, or condition of this Agreement of any other party shall not operate or be construed as a waiver of any subsequent breach of that provision or any other provision hereof.

(i) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The use of the words “or,” “either,” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the substantive laws of any jurisdiction other than the State of New York.

(k) Jurisdiction; Venue; Service of Process. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process upon such party in any such action shall be effective if notice is given in accordance with Section 12(m).

(l) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES HERETO WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) sent to the recipient by electronic mail (in which case, it will be effective upon receipt of confirmation of good transmission, including, but not limited to, any response to such electronic mail), (c) sent by facsimile to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if sent by facsimile before 5:00 p.m. Chicago, Illinois time on a Business Day, and otherwise on the next Business Day, or (d) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to each Investor, each Service Provider and each Other Securityholder at the respective addresses on file with the Partnership and to the Partnership at the address of its corporate headquarters or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(n) No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder.

(o) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a photographic, photostatic, facsimile, portable document format (.pdf), or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties hereto. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Partnership and each party hereto covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Securityholder or of any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Securityholder or any current or future member of any Securityholder or any current or future director, officer, employee, partner or member of any Securityholder or of any Affiliate or assignee thereof, as such, for any obligation of any Securityholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(q) Subsidiary Public Offering. If, after an initial Public Offering of the equity securities of a Subsidiary of the Partnership, the Partnership distributes securities of such Subsidiary to members of the Partnership, then the rights and obligations of the Corporation pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Partnership or the Corporation, as applicable, shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement as of the date first above written.

WEST AFFUM HOLDINGS, L.P.

By: .	West Affum GP Ltd.
Its:	General Partner

By:	/s/ Yun Zheng
Name:	Yun Zheng
Its:	Director

EXISTING SECURITYHOLDERS:

BAIN CHARGER HOLDINGS, L.P.

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Its:	Authorized Signatory

ENDEAVOUR MEDTECH GROWTH II LP
By:	Endeavour Medtech II GP Limited,
its General Partner

By:	/s/ Nick Barton
Name:	Nick Barton
Its:	Director

ENDEAVOUR MEDTECH GROWTH II PARALLEL LP
By: Endeavour Medtech II GP Limited,
its General Partner

By:	/s/ Nick Barton
Name:	Nick Barton
Its:	Director

[Signature Page to Second Amended and Restated Registration Rights Agreement]

/s/ Brian D. Webster
Name:	Brian D. Webster

/s/ Traci Umberger
Name:	Traci Umberger

[Signature Page to Second Amended and Restated Registration Rights Agreement]